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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

      Date of report (Date of earliest event reported): April 27, 2004

                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts                000-27997               04-3504121
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                  100 E. Main Street, Westborough, MA 01581
             (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code: (508) 366-4111

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 6.  Not applicable.

Item 7.  Financial Statements and Exhibits

         (a) No financial statements are required to be filed with this report.

         (b) No pro forma financial information is required to be filed with this report.

         (c)   The following exhibit is filed with this Report:

         Exhibit No.    Description
         -----------    -----------

         99.1 Press release issued by Westborough Financial Services, Inc. on April 27, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Items 8 through 11.  Not applicable.

Item 12.  Results of Operations and Financial Condition

      On April 27, 2004, Westborough Financial Services, Inc. announced its earnings for the second quarter of the 2004 fiscal year. A copy of the press release dated April 27, 2004, describing second quarter earnings is attached as Exhibit 99.1.

      This information and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTBOROUGH FINANCIAL SERVICES, INC.


                                       By: /s/ John L. Casagrande
                                           --------------------------------
                                           John L. Casagrande
                                           Senior Vice President, Treasurer
                                           and Clerk

Date: April 27, 2004


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                                EXHIBIT INDEX

Exhibit                Description
-------                -----------

  99.1     Press Release dated April 27, 2004.


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